FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS
Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which, from an economic perspective, hedge our interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any counterparties.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. The following table summarizes the terms of interest rate swaps as of December 31, 2022:

Instrument (in thousands of $)	Notional amount	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving Floating, paying fixed	540,388	February 2027	2.69% to 3.99%

Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:
Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the period.

The carrying value and estimated fair value of our financial instruments were as follows:

		Successor		Predecessor
		December 31, 2022		December 31, 2021
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-derivatives:
Cash and cash equivalents(1)	Level 1	129,135	129,135	33,811	33,811
Restricted cash and short-term deposits	Level 1	3,942	3,942	44,091	44,091
Trade accounts receivable(2)	Level 1	2,467	2,467	767	767
Trade accounts payable(2)	Level 1	(2,576)	(2,576)	(2,441)	(2,441)
Current portion of long-term debt and short-term debt (3) (4)	Level 2	(181,694)	(181,694)	(338,988)	(338,988)
Long-term debt (4)	Level 2	(962,794)	(962,794)	(293,430)	(293,430)
Derivatives:
Interest rate swaps asset (5)	Level 2	8,736	8,736	—	—
Interest rate swaps liability (5)	Level 2	(385)	(385)	—	—

(1) The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

(2) The carrying values of trade accounts receivable and trade accounts payable approximate fair values because of the near term maturity of these instruments.

(3) The carrying amounts of our short-term debt approximate their fair values because of the near term maturity of these instruments.

(4) Our debt obligations are recorded at amortized cost in the consolidated and combined carve-out balance sheets. The amounts presented in the table above, are gross of the deferred charges amounting to $6.2 million as of December 31, 2022 (December 31, 2021: $1.6 million).

(5) Derivative assets are presented within other non-current assets on the consolidated balance sheet. Derivative liabilities are presented within other current liabilities on the consolidated balance sheet.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are adjusted on a quarterly basis. The fair value measurement of a liability must reflect the non-performance of the entity.

The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, and our credit worthiness and of our swap counterparty. The mark-to-market gain or loss on our interest rate swaps are not designated as hedges for accounting purposes for the period and are reported within the statement of operations caption "Gain on derivative instruments”.

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us.

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balance of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2022 and combined carve-out as of December 31, 2021 would be adjusted as detailed in the following table:

	Successor			Predecessor
	December 31, 2022			December 31, 2021
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the combined carve-out balance sheet	Gross amounts not offset in the combined carve-out balance sheet subject to netting agreements	Net amount
Total asset derivatives	8,736	(481)	8,255	—	—	—
Total liability derivatives	385	(481)	(96)	—	—	—

The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.

Foreign currency risk

The majority of our vessels' gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we incur certain expenditure in other currencies, primarily Norwegian Kroner and British Pounds. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

Concentration of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are deposited with Nordea Bank of Finland PLC and Citibank. However, we believe this risk is remote, as they are established and reputable financial institutions with no prior history of default.